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                                                                   EXHIBIT 10.26

                                  HSBC BANK USA

                                       AND

                        THE NEW YORK MORTGAGE COMPANY LLC

                                 FOURTH AMENDED
                          CREDIT AND SECURITY AGREEMENT

                           Dated as of January 16, 2002



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                  FOURTH AMENDED CREDIT AND SECURITY AGREEMENT

      THIS AGREEMENT, dated as of the Agreement Date between THE NEW YORK MORTGAGE COMPANY LLC, a New York limited liability company with offices at 304 Park Avenue South, New York, New York 10010 (the "Company"), and HSBC BANK USA, a banking corporation organized under the laws of the State of New York, with offices at c/o Mortgage Warehouse Lending Department, One HSBC Center, 27th Floor, Buffalo, New York 14203 ("HSBC"), evidences:

                                  INTRODUCTION

     This Agreement amends the Credit and Security Agreement between the Company and HSBC dated as of March 30, 2001, as previously amended by First Amended Credit and Security Agreement dated as of May 24, 2001; Second Amended Credit and Security Agreement dated as of June 18, 2001; and Third Amended Credit and Security Agreement dated as of November 13, 2001 (together, "Prior Agreement") by temporarily increasing the Credit Amount to $35,000,000.00. Capitalized terms not otherwise defined herein have the meanings given them in the Prior Agreement.

                                   AGREEMENTS:

      1. The following definitions are amended to read as follows:

         Agreement Date: January 16, 2002.

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            Credit Amount: THIRTY-FIVE MILLION AND NO/100 DOLLARS
($35,000,000.00) until February 15, 2002, and THIRTY MILLION AND NO/100 DOLLARS thereafter.

            Credit Note: The Company's Fourth Amended Credit Note to HSBC dated as of the Agreement Date.

        2. Except as modified herein, the Prior Agreement is ratified and confirmed. Borrower disclaims any offsets, defenses or counterclaims respecting its obligations under the Prior Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and their corporate seals to be hereunto affixed, all as of the Agreement Date


                                   THE NEW YORK MORTGAGE COMPANY LLC



                                   BY: /s/ Steven Schnall
                                      --------------------------------
                                      Steven Schnall, Member



                                   HSBC BANK USA


                                   BY: /s/ James A. Noyes
                                      --------------------------------
                                      James A. Noyes, Vice President



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STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF QUEENS    )

     On the 16 day of January, 2002, before me, the undersigned, a notary public in and for said state, personally appeared Steven Schnall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                    /s/ Anne Marin
                                       -----------------------------------------
                                                    Notary Public

                                                            Anne Marin
                                                 Notary Public State of New York
                                                          No. 01MA5039882
                                                   Qualified in Queens County
                                                Commission Expires March 6, 2003
STATE OF PA           )
                      ) SS.:
COUNTY OF MONTGOMERY  )

     On the    day of January, 2002, before me, the undersigned, a notary public in and for said state, personally appeared James A. Noyes, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                /s/ JoAnnn Gerhart
                                       -----------------------------------------
                                                     Notary Seal
                                             JoAnn Gerhart, Notary Public
                                         Upper Merion Twp., Montgomery County
                                         My Commission Expires Apr. 22, 2002
                                    Member, Pennsylvania Association of Notaries